UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

Managers AMG Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	October 31

Date of reporting period:	March 1, 2011 – October 31, 2011 (AnnualShareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

October 31, 2011

Trilogy Global Equity Fund

Trilogy Emerging Markets Equity Fund

Trilogy International Small Cap Fund

Managers
INVESTMENT GROUP

AR069-1011

Managers AMG Funds

Annual Report — October 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Trilogy Global Equity Fund	5

Trilogy Emerging Markets Equity Fund	11

Trilogy International Small Cap Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	22

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	24
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	25
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	26
Detail of changes in Fund assets for the fiscal period

FINANCIAL HIGHLIGHTS	27
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

FINANCIAL HIGHLIGHTS	28
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

FINANCIAL HIGHLIGHTS	29
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	31
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

TRUSTEES AND OFFICERS	37

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Global equity markets registered solid gains in the first quarter of 2011 in most major currencies as investor perceptions of global growth prospects remained positive, despite concerns about rising inflationary pressures, heightened geopolitical risk, and Japan’s tragic earthquake and tsunami disasters. Market volatility rose sharply in March in response to Japan’s natural disaster and the escalating conflict in Libya, and global equity markets stumbled before making a rapid turnaround to close the quarter. During the second quarter, global equity markets experienced mixed returns across a broad range of currencies in an environment that exhibited a whipsaw nature of trading in equity, bond, currency, and commodity markets. A variety of macroeconomic concerns appeared to dominate market swings as investors became alternately optimistic and pessimistic about global economic growth, Europe’s sovereign debt crisis, and the impact of Japan’s triple disaster on global growth and supply chains. More recently in the third quarter, global equity markets experienced a sharp setback as investors continued to cut back on their exposure to equities and commodities against growing concerns that global growth is faltering. Not only have investors been concerned about the possibility of renewed recession in the U.S. and Europe, they have also begun to question the sustainability of expansions in many emerging market nations as well.

Deep skepticism about Europe’s potential for defusing its sovereign debt crisis continued to be a major driver of global market weakness, with market participants intensely focused on the risks of a disorderly default by Greece. Quite simply, the fear is that such a default would lead to a “Lehman moment” – or worse – for Europe by triggering a run on European banks and peripheral bond markets that could result in a collapse of the Euro and 40%-to-50% devaluations of peripheral European currencies. Although leading European politicians and policymakers continue to pledge that they will bring every possible resource to bear to prevent such an outcome, market participants continue to be concerned that political coordination issues in Europe will overwhelm the best intentions of policymakers and politicians. Major equity indices were down 15-20% during the third quarter. Some stabilization in European bank stock prices toward the end of September reflects the belief that Europe will somehow contain its crisis through large-scale purchases of peripheral bonds by the ECB while leveraging the resources of the European Financial Stability Facility (EFSF). Unfortunately, “the devil is in the details,” and the jury currently remains out on whether a workable resolution to Europe’s crisis will emerge soon. The perceived stabilization that occurred during the latter part of the third quarter continued through October as most risky assets rebounded sharply. Additionally, economic data on the U.S. eased concerns of a double-dip recession in the U.S. However, for the entire eight-month period most equity indices were down 7-15% depending on the market cap, country, and currency.

Letter to Shareholders (continued)

Emerging markets underperformed developed countries during 2011. The sharp underperformance of emerging market equities can be traced to a variety of factors. First, emerging market currencies have slid sharply in response to plunging commodity prices and a drying up of global liquidity as investors reduced risk across the board. Secondly, emerging market debt also suffered a sharp setback in this environment with the EMBI spreads widening by 94 basis points (0.94%) to 433 basis points (4.33%), the largest move since October 2008. Thirdly, concerns about China’s growth dynamics grew in response to weak exports, an auto industry slowdown, and numerous signs that property markets are coming under pressure. Since China’s growth is now the largest swing factor in many global commodity markets, the moves in commodity prices and commodity currencies are global reflections of investor concerns about a potential “hard landing” for the Chinese economy. While it is widely believed that Chinese authorities have the potential to reverse course and move toward greater stimulus, they are likely to be constrained by stubbornly high consumer price inflation above six percent and by labor shortages resulting in double-digit wage gains.

Against this backdrop, for the eight-month period ended October 31, 2011, the three Trilogy Funds generated disappointing absolute returns during a challenging market and lagged their respective benchmarks. Trilogy Global Equity Fund (Service Class shares) returned (9.80)%, compared to (7.74)% for the benchmark MSCI World Index. The Trilogy Emerging Markets Equity Fund (Institutional Class shares) returned (13.80)%, compared to a return of (8.57)% for its benchmark, the MSCI Emerging Markets Index. Finally, the Trilogy International Small Cap Fund (Institutional Class shares) returned (16.70)%, compared with (13.23)% for its benchmark, the MSCI All Country World Index ex-U.S. Small Cap.

Periods Ended 10/31/2011	6 Months	Since Inception	Inception Date
Trilogy Global Equity Fund
Service Class	(11.74)%	(9.80)%	3/1/2011
Institutional Class	(11.64)%	(9.70)%	3/1/2011
MSCI World Index	(11.32)%	(7.74)%
Trilogy Emerging Markets Equity Fund
Service Class	(18.76)%	(13.80)%	3/1/2011
Institutional Class	(18.76)%	(13.80)%	3/1/2011
MSCI Emerging Markets Index	(15.91)%	(8.57)%
Trilogy International Small Cap Equity Fund
Investor Class	—	(14.65)%	7/15/2011
Service Class	(20.89)%	(16.70)%	3/1/2011
Institutional Class	(20.89)%	(16.70)%	3/1/2011
MSCI All Country World Index ex US Small Cap	(17.57)%	(13.23)%

Performance for all share classes and detailed Fund positioning reviews are included within this report.

For the eight months ended October 31, 2011, the Trilogy Global Equity Fund (Service Class shares) returned (9.80)% compared to (7.74)% for the MSCI World Index. The Fund lagged its benchmark due to poor relative performance within the telecommunication services, financials, energy and consumer discretionary sectors. Additionally, the Fund’s underweight to the United States, poor stock performance within the U.S. and a meaningful allocation to emerging markets also contributed to the underperformance. These detractors were partly offset by decent performance within the materials, information technology, consumer staples and health care sectors. Decent performance within Europe and an underweight to Canada also helped.

For the eight months ended October 31, 2011, the Trilogy Emerging Markets Equity Fund (Institutional Class shares) returned (13.80)% compared to (8.57)% for the MSCI Emerging Markets Index. The Fund underperformed due to poor security selection within the consumer discretionary, materials and telecommunication services sectors. Poor performance within EMEA (Europe, the Middle East and Africa) region and Latin

Letter to Shareholders (continued)

America also hurt performance. Performance within information technology and industrials added value, but was overshadowed by the aforementioned detractors.

For the eight months ended October 31, 2011, the Trilogy International Small Cap Fund (Institutional Class shares) returned (16.70)%, compared to (13.23)% for the MSCI All Country World Index ex-U.S. Small Cap. The Fund underperformed due to poor performance within the consumer discretionary and consumer staples sectors. An overweight to energy and poor performance in continental Europe and Asia ex-Japan also hurt results. This was partly offset by very strong results within industrials and financials.

Concerns about U.S. business cycle weakness seem almost mundane in comparison to the numerous imponderable issues in Europe. Although many U.S. analysts put the risks of a U.S. recession at close to 40%, we think that real-time data feeds like the Philadelphia Fed’s Aruoba-Diebold-Scotti Business Conditions Index point to much lower odds of a recession developing any time soon. Although public sector deficits are likely to be a drag on the economy for many years, the type of private sector imbalances that typically trigger recessions are not in evidence. Barring a mega-shock from Europe, a frustrating, “muddle through” economic growth picture looks far more likely for the U.S. than renewed recession.

The following report covers the eight-month period that ended October 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2011	Expense Ratio for the Period	Beginning Account Value 05/01/2011	Ending Account Value 10/31/2011	Expenses Paid During the Period*
Trilogy Global Equity Fund
Service Class Shares
Based on Actual Fund Return	1.21%	$1,000	$883	$5.74
Hypothetical (5% return before expenses)	1.21%	$1,000	$1,019	$6.16
Institutional Class Shares
Based on Actual Fund Return	1.00%	$1,000	$884	$4.75
Hypothetical (5% return before expenses)	1.00%	$1,000	$1,020	$5.09
Trilogy Emerging Markets Equity Fund
Service Class Shares
Based on Actual Fund Return	1.10%	$1,000	$812	$5.03
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60
Institutional Class Shares
Based on Actual Fund Return	1.10%	$1,000	$812	$5.03
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60
Trilogy International Small Cap Fund
Investor Class Shares
Based on Actual Fund Return[1]	1.35%	$1,000	$854	$3.63
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.87
Service Class Shares
Based on Actual Fund Return	1.14%	$1,000	$791	$5.15
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.80
Institutional Class Shares
Based on Actual Fund Return	1.10%	$1,000	$791	$4.97
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.
[1]

Commenced operations on July 18, 2011, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (106), then divided by 365.

4

Trilogy Global Equity Fund

Investment Manager’s Comments

The Year In Review

For the eight months ended October 31, 2011, the Trilogy Global Equity Fund (Service Class shares) (the “Fund”) returned (9.80)%, underperforming the MSCI World Index, which returned (7.74)%.

The primary reason the Fund lagged during the eight-month period was poor security selection. The relative underperformance of the Fund’s telecommunication services, financials, energy and consumer discretionary holdings were the most notable. The Fund holdings in the materials, information technology, consumer staples and health care sectors added the most value as did an overweight allocation to the information technology sector. Geographically, stock selection in continental Europe, particularly Germany and Switzerland, and the United Kingdom had a positive relative impact on performance. Also, stock selection in Japan and an underweight allocation to Canada contributed positively to relative performance. Offsetting these positives was the relative underperformance of holdings as well as the underweight position in the United States. Stock selection in Asia ex-Japan also detracted from performance. Emerging market equities underperformed developing markets during the period and the Index does not include emerging markets, so the Fund’s meaningful allocation to emerging markets also detracted from relative results.

With respect to the Fund’s structure, exposure to the consumer discretionary, industrials and utilities sectors increased during the eight-month period with corresponding decreases to the consumer staples, health care and materials sectors. On a regional basis, exposure to the United Kingdom and United States increased while the Portfolio’s allocation to continental Europe and Asia ex-Japan decreased during the period. At the close of the period, the Portfolio had overweight positions in the consumer discretionary, information technology and industrial sectors and underweight positions in the materials, telecommunication services, consumer staples and health care sectors relative to the benchmark. Geographically, at the close of the period, the portfolio had exposures of 45%

in the United States, 19% in continental Europe, 12% in the United Kingdom, 10% in Japan, 10% in Emerging Markets, 3% in Asia ex-Japan, and less than 1% in Canada.

One notable result of recent equity market weakness is that equity valuations now look attractive by a number of measures. For example, the MSCI World and Emerging Market Indexes traded at projected forward earnings yields of 9.8% and 10.9%, respectively, at the end of the third quarter. With 10-year U.S. government bonds yielding below 2%, equities look remarkably cheap relative to bonds.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2011 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global equity market performance. The MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses. The index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Trilogy Global Equity Fund on March 1, 2011, to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy Global Equity Fund Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the aggregate total returns for the period indicated for the Trilogy Global Equity Fund and the MSCI World Index for the same time period.

	Aggregate Total Returns[1]
	Since Inception	Inception Date
Trilogy Global Equity Fund [2,3]
Service Class	(9.80)%	3/1/2011
Institutional Class	(9.70)%	3/1/2011
MSCI World Index[4,5]	(7.74)%	3/1/2011	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]         Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

[4]         The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global equity market performance. The MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses.

[5]         All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Trilogy Global Equity Fund Fund Snapshot October 31, 2011

Portfolio Breakdown

Industry	Trilogy Global Equity Fund**	MSCI World Index
Financials	19.1%	18.7%

Information Technology	15.6%	11.6%

Industrials	14.4%	11.0%

Consumer Discretionary	14.3%	10.4%

Energy	12.0%	11.3%

Consumer Staples	7.9%	10.6%

Health Care	7.4%	10.1%

Materials	4.4%	8.1%

Telecommunication Services	1.7%	4.3%

Utilities	1.6%	3.9%

Other Equities	1.0%	0.0%

Other Assets and Liabilities	0.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Google, Inc., Class A*	2.3%

Sumitomo Mitsui Financial Group, Inc.*	2.1

Microsoft Corp.*	2.0

JPMorgan Chase & Co.*	1.6

Samsung Electronics Co., Ltd.	1.6

Philip Morris International, Inc.	1.5

Apple, Inc.	1.4

Wells Fargo & Co.	1.3

Allianz SE	1.3

Occidental Petroleum Corp.	1.3

Top Ten as a Group	16.4%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Trilogy Global Equity Fund Fund Snapshot (continued)

Summary of Investments by Country

Country	Trilogy Global Equity Fund*	MSCI World Index
Australia	0.4%	4.0%

Austria	0.0%	0.1%

Belgium	1.0%	0.4%

Bermuda	0.8%	0.2%

Brazil	2.4%	0.0%

Canada	0.4%	5.5%

Cayman Islands	0.0%	0.1%

China	1.1%	0.0%

Denmark	0.0%	0.5%

Finland	0.0%	0.4%

France	2.8%	4.1%

Germany	3.4%	3.5%

Greece	0.0%	0.1%

Hong Kong	1.8%	1.1%

India	0.9%	0.0%

Ireland	1.9%	0.1%

Israel	0.0%	0.3%

Italy	1.7%	1.0%

Japan	9.7%	9.5%

Jersey, Channel Islands	0.0%	0.3%

Luxembourg	0.0%	0.2%

Netherlands	0.9%	1.2%

New Zealand	0.0%	0.1%

Norway	1.9%	0.3%

Portugal	0.8%	0.1%

Russia	0.9%	0.0%

Singapore	0.9%	0.7%

South Korea	2.4%	0.0%

Spain	0.0%	1.5%

Sweden	1.3%	1.3%

Switzerland	6.6%	3.8%

Taiwan	1.1%	0.0%

Turkey	0.5%	0.0%

United Kingdom	10.0%	9.4%

United States	44.4%	50.2%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2011

8

Trilogy Global Equity Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
Common Stocks - 98.4%
Consumer Discretionary - 14.3%
Advance Auto Parts, Inc. (United States)	4,086	$265,876
Carnival PLC (United Kingdom)	8,041	294,216
Daimler AG (Germany)	5,787	293,917
Esprit Holdings, Ltd. (Hong Kong)	34,200	49,465
Ford Motor Co. (United States)*	24,570	286,978
Hanesbrands, Inc. (United States)*	6,741	177,760
Hasbro, Inc. (United States)	6,300	239,778
Hennes & Mauritz AB, B Shares (Sweden)	9,222	304,919
Honda Motor Co., Ltd. (Japan)	5,600	167,461
Hyundai Motor Co. (South Korea)	1,348	271,472
Lennar Corp., Class A (United States)	17,335	286,721
Li & Fung, Ltd. (Hong Kong)	109,400	210,835
NIKE, Inc., Class B (United States)	2,372	228,542
Nitori Holdings Co., Ltd. (Japan)	2,200	210,399
Omnicom Group, Inc. (United States)	5,558	247,220
Publicis Groupe S.A. (France)	7,100	342,511
Stanley Electric Co., Ltd. (Japan)	11,700	171,201
TJX Cos., Inc. (United States)	3,702	218,159
Toyota Motor Corp. (Japan)	6,500	215,805
Urban Outfitters, Inc. (United States)*	8,837	240,808
Walt Disney Co., The (United States)	7,177	250,334
Total Consumer Discretionary		4,974,377
Consumer Staples - 7.9%
Anheuser-Busch InBev NV (Belgium)	6,132	340,057
British American Tobacco PLC (United Kingdom)	8,705	399,127
Imperial Tobacco Group PLC (United Kingdom)	5,302	193,135
Japan Tobacco, Inc. (Japan)	68	339,875
Jeronimo Martins SGPS, S.A. (Portugal)	15,625	267,935
PepsiCo, Inc. (United States)	6,473	407,475
Philip Morris International, Inc. (United States)	7,611	531,781
Tesco PLC (United Kingdom)	41,012	264,421
Total Consumer Staples		2,743,806
Energy - 12.0%
Apache Corp. (United States)	3,638	362,454
BG Group PLC (United Kingdom)	15,949	345,838
Canadian Natural Resources, Ltd. (Canada)	4,066	143,427
Ensco PLC, ADR (United Kingdom)	5,647	280,430
Gazprom OAO, ADR (Russia)	27,563	319,520
Halliburton Co. (United States)	7,700	287,672
Noble Corp. (Switzerland)*	9,206	330,864

	Shares	Value
Noble Energy, Inc. (United States)	3,875	$346,193
Occidental Petroleum Corp. (United States)	4,725	439,142
Petroleo Brasileiro, S.A., ADR (Brazil)	11,303	305,294
Reliance Industries, Ltd., GDR (India)(a)	8,325	300,983
Schlumberger, Ltd. (United States)	3,800	279,186
Statoil ASA (Norway)	16,246	412,227
Total Energy		4,153,230
Financials - 19.1%
Aflac, Inc. (United States)	4,659	210,074
Akbank T.A.S. (Turkey)	44,815	163,214
Allianz SE (Germany)	3,967	441,377
Banco Bradesco, S.A., ADR (Brazil)	16,954	308,563
BNP Paribas S.A. (France)	3,467	154,818
Citigroup, Inc. (United States)	8,000	252,720
Credit Suisse Group AG (Switzerland)*	13,458	388,143
DBS Group Holdings, Ltd. (Singapore)	18,000	175,820
Franklin Resources, Inc. (United States)	2,100	223,923
Goldman Sachs Group, Inc., The (United States)	2,739	300,057
HSBC Holdings PLC (United Kingdom)	49,432	431,309
Industrial & Commercial Bank of China, Ltd., Class H (China)	612,000	382,172
Intesa Sanpaolo SpA (Italy)	133,400	235,451
JPMorgan Chase & Co. (United States)	15,977	555,361
Nomura Holdings, Inc. (Japan)	41,500	158,122
Prudential PLC (United Kingdom)	37,589	388,260
Sony Financial Holdings, Inc. (Japan)	16,400	272,808
Sumitomo Mitsui Financial Group, Inc. (Japan)	25,900	723,945
US Bancorp (United States)	15,567	398,360
Wells Fargo & Co. (United States)	17,944	464,929
Total Financials		6,629,426
Health Care - 7.4%
Agilent Technologies, Inc. (United States)*	6,500	240,955
Celgene Corp. (United States)*	4,067	263,664
Medco Health Solutions, Inc. (United States)*	6,697	367,397
Mettler-Toledo International, Inc. (United States)*	1,700	261,120
Roche Holding AG (Switzerland)	2,183	358,164
Sanofi (France)	4,400	314,772
Sonova Holding AG (Switzerland)*	3,028	320,174
Tenet Healthcare Corp. (United States)*	46,100	218,053
Vertex Pharmaceuticals, Inc. (United States)*	5,300	209,827
Total Health Care		2,554,126

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Schedule of Portfolio Investments

	Shares	Value
Industrials - 14.4%
Assa Abloy AB (Sweden)	6,600	$160,281
Danaher Corp. (United States)	4,700	227,245
Delta Air Lines, Inc. (United States)*	37,083	315,947
East Japan Railway Co. (Japan)	3,600	218,262
Experian PLC (Ireland)	29,345	381,213
FANUC Corp. (Japan)	1,500	242,535
Fiat Industrial SpA (Italy)*	39,616	344,916
G4S PLC (United Kingdom)	57,859	226,211
General Electric Co. (United States)	18,430	307,965
Hutchison Whampoa, Ltd. (Hong Kong)	40,000	365,858
Keppel Corp., Ltd. (Singapore)	17,900	134,002
Kuehne + Nagel International AG (Switzerland)	1,800	223,004
Mitsubishi Corp. (Japan)	7,500	154,252
Mitsubishi Electric Corp. (Japan)	23,300	215,600
Mitsui & Co., Ltd. (Japan)	9,200	134,270
Ryanair Holdings PLC, ADR (Ireland)*	10,114	290,980
Union Pacific Corp. (United States)	2,456	244,544
United Continental Holdings, Inc. (United States)*	13,600	262,752
Vallourec S.A. (France)	2,876	174,390
Wolseley PLC (Switzerland)	12,808	369,332
Total Industrials		4,993,559
Information Technology - 15.6%
Apple, Inc. (United States)*	1,176	476,021
Applied Materials, Inc. (United States)	20,000	246,400
Corning, Inc. (United States)	16,000	228,640
eBay, Inc. (United States)*	10,298	327,785
Google, Inc., Class A (United States)*	1,372	813,102
Hewlett-Packard Co. (United States)	13,657	363,413
Marvell Technology Group, Ltd. (Bermuda)*	20,618	288,446
Microsoft Corp. (United States)	26,672	710,275
ON Semiconductor Corp. (United States)*	34,900	264,193
Oracle Corp. (United States)	6,928	227,031
Samsung Electronics Co., Ltd., GDR (South Korea)	1,289	552,463

	Shares	Value
SAP AG (Germany)	7,120	$430,532
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	29,149	367,860
Yahoo Japan Corp. (Japan)	427	137,135
Total Information Technology		5,433,296
Materials - 4.4%
BHP Billiton PLC (United Kingdom)	11,293	355,610
CF Industries Holdings, Inc. (United States)	1,700	275,859
Rio Tinto, Ltd. (Australia)	1,884	135,260
Syngenta AG (Switzerland)*	1,038	316,300
Vale S.A., Sponsored ADR (Brazil)	8,130	206,583
Yara International ASA (Norway)	5,141	243,115
Total Materials		1,532,727
Telecommunication Services - 1.7%
Koninklijke KPN NV (Netherlands)	23,534	308,129
Vodafone Group PLC (United Kingdom)	105,765	293,676
Total Telecommunication Services		601,805
Utilities - 1.6%
AES Corp., The (United States)*	28,099	315,271
ITC Holdings Corp. (United States)	3,367	244,714
Total Utilities		559,985
Total Common Stocks (cost $36,480,282)		34,176,337
Exchange Traded Notes - 1.0%
Barclay’s Capital, Inc., iPath MSCI India Index, 12/18/36 (United States)* (cost $391,858)	5,729	341,735
Short-Term Investments - 0.6%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05% (cost $193,053)	193,053	193,053
Total Investments - 100.0% (cost $37,065,193)		34,711,125
Other Assets, less Liabilities - 0.0%		16,104
Net Assets - 100.0%		$34,727,229

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments

The Year In Review

For the eight months ended October 31, 2011, the Trilogy Emerging Markets Equity Fund (Institutional Class shares) (the “Fund”) returned (13.80)%, underperforming the MSCI Emerging Markets (EM) Index, which returned (8.57)%.

The Fund lagged its primary benchmark due to poor stock selection across various sectors and regions. During the period, relative underperformance within the consumer discretionary, materials and telecommunication services were the most notable detractors. Geographically, the underperformance of holdings in the EMEA (Europe, the Middle East and Africa) region, particularly Russia, and in Latin America contributed to the Fund’s relative underperformance. Additionally, an underweight allocation to the telecommunication services and consumer staples sectors also detracted. Conversely, the Fund holdings in the information technology, financials and industrials sectors added relative value as did an overweight allocation to the information technology sector.

We continue to find attractive companies with a combination of healthy growth potential, above-average return on equity and reasonable valuations in sectors like financials (where we see many bank stocks with these characteristics), consumer discretionary and information technology, and this is reflected in the Portfolio’s overweight exposure in these sectors. On the other hand, we don’t currently see as many interesting stocks in sectors that are perceived to be more defensive (like consumer staples or telecommunications), primarily because the high level of risk aversion that has been dominating the markets over the last 18 months or so has resulted in a market environment in which stocks in sectors that are perceived to be defensive have significantly outperformed stocks in sectors that are considered more cyclical (like energy, industrials, materials, technology and financials).

Our base case scenarios incorporate weak growth in developed markets but still healthy growth in many emerging economies. As a result, many companies operating in cyclical sectors in emerging economies are still experiencing relatively healthy end markets and growing demand for their products and services. And, given the valuation differential versus defensive-sector stocks, we still see better upside/downside return distributions for many emerging stocks in sectors like consumer discretionary and financials.

In contrast to the wide gap in sector performance between defensive sectors and cyclical sectors, performance across the three main emerging market regions (Asia, Latin America and EMEA) was relatively consistent. Valuations across the regions are also somewhat homogenous, although stocks in Eastern European markets continue to trade at the lowest valuations in the emerging universe. It’s interesting that the concerns about a potential hard landing in China have now brought valuations of Chinese stocks to a discount relative to the emerging markets average. This is the first time in several years that Chinese stocks are trading at a discount to the benchmark average. The Fund’s exposure to Asia increased during the trailing eight months ending October 31, 2011 while exposure to Latin America and EMEA decreased. Geographically, at the close of the period, the Fund had exposures of 53% in Asia, 25% in EMEA, and 22% in Latin America.

One notable result of recent equity market weakness is that equity valuations now look attractive by a number of measures. For example, the MSCI Emerging Market and World Indexes traded at projected forward earnings yields of 10.9% and 9.8%, respectively, at the end of the third quarter. With 10-year U.S. Government bonds yielding below 2%, equities look remarkably cheap relative to bonds.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2011 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses. The index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Trilogy Emerging Markets Equity Fund on March 1, 2011, to a $10,000 investment made in the MSCI EM Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy Emerging Markets Equity Fund Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the aggregate total returns for the period indicated for the Trilogy Emerging Markets Equity Fund and the MSCI EM Index for the same time period.

	Aggregate Total Returns[1]
	Since Inception	Inception Date
Trilogy Emerging Markets Equity Fund [2,3,4]
Service Class	(13.80)%	3/1/2011
Institutional Class	(13.80)%	3/1/2011
MSCI Emerging Markets Index [5,6]	(8.57)%	3/1/2011	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]         Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

[4]         A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[5]         The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses.

[6]         All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured nor bank guaranteed. May lose value.

12

Trilogy Emerging Markets Equity Fund Fund Snapshot October 31, 2011

Portfolio Breakdown

Industry	Trilogy Emerging Markets Equity Fund**	MSCI Emerging Markets Index
Financials	27.1%	24.1%

Energy	16.0%	14.2%

Information Technology	15.5%	11.6%

Consumer Discretionary	13.1%	8.5%

Materials	11.0%	14.9%

Consumer Staples	4.7%	7.3%

Industrials	3.8%	6.9%

Telecommunication Services	2.8%	8.0%

Utilities	2.3%	3.5%

Health Care	1.5%	1.0%

Other Assets and Liabilities	2.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Samsung Electronics Co., Ltd.*	4.1%

Naspers, Ltd., N Shares*	2.6

Banco Bradesco, S.A.*	2.6

NHN Corp.*	2.5

Gazprom OAO*	2.4

Hyundai Motor Co.	2.4

Vale S.A.*	2.1

China Shenhua Energy Co., Ltd.	2.0

CNOOC, Ltd.*	1.9

Dongfeng Motor Group Co., Ltd., Class H	1.8

Top Ten as a Group	24.4%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

Trilogy Emerging Markets Equity Fund Fund Snapshot (continued)

Summary of Investments by Country

Country	Trilogy Emerging Markets Equity Fund*	MSCI Emerging Markets Index
Bermuda	0.0%	0.6%

Brazil	15.0%	15.2%

Canada	0.8%	0.0%

Cayman Islands	0.0%	3.0%

Chile	0.5%	1.7%

China	13.2%	9.4%

Colombia	1.6%	0.9%

Czech Republic	1.4%	0.4%

Egypt	0.0%	0.3%

Hong Kong	3.3%	4.3%

Hungary	0.0%	0.4%

India	8.3%	7.4%

Indonesia	2.3%	2.8%

Israel	1.0%	0.0%

Malaysia	0.0%	3.2%

Mexico	4.3%	4.6%

Morocco	0.0%	0.2%

Philippines	0.0%	0.6%

Poland	1.2%	1.6%

Portugal	0.5%	0.0%

Russia	8.2%	6.4%

South Africa	7.2%	7.9%

South Korea	14.9%	14.3%

Taiwan	5.8%	10.8%

Thailand	3.8%	1.9%

Turkey	2.5%	1.2%

United Kingdom	2.5%	0.0%

United States	1.7%	0.9%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2011

14

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
Common Stocks - 97.8%
Consumer Discretionary - 13.1%
Anta Sports Products, Ltd. (China)	80,049	$73,204
Corp. GEO, S.A.B. de C.V., Series B (Mexico)*	52,912	73,014
Desarrolladora Homex, S.A.B. de C.V., ADR (Mexico)*	4,061	60,753
Dongfeng Motor Group Co., Ltd., Class H (China)	128,000	208,799
Gafisa, S.A., ADR (Brazil)	9,949	74,021
Hyundai Motor Co. (South Korea)	1,363	274,492
MRV Engenharia e Participacoes, S.A. (Brazil)	18,508	131,087
Naspers, Ltd., N Shares (South Africa)	6,288	298,302
Parkson Retail Group, Ltd. (China)	108,000	137,423
Woongjin Coway Co., Ltd. (South Korea)	4,430	152,609
Total Consumer Discretionary		1,483,704
Consumer Staples - 4.7%
Anadolu Efes Biracilik Ve Malt Sanayii A.S. (Turkey)	4,260	51,630
E-mart Co., Ltd. (South Korea)*	731	190,962
Jeronimo Martins SGPS, S.A. (Portugal)	3,082	52,850
Magnit OJSC, GDR (Russia)	1,000	25,418
SABMiller PLC (United Kingdom)	3,796	140,212
Shinsegae Co., Ltd. (South Korea)	258	64,887
Total Consumer Staples		525,959
Energy - 16.0%
Adaro Energy Tbk PT (Indonesia)	540,104	121,822
Banpu PCL (Thailand)	5,400	111,259
China Shenhua Energy Co., Ltd. (China)	49,000	224,165
CNOOC, Ltd., ADR (Hong Kong)	1,162	219,165
Ecopetrol, S.A., ADR (Colombia)	2,638	112,221
Gazprom OAO, ADR (Russia)	23,872	276,733
Pacific Rubiales Energy Corp. (Canada)	3,928	91,584
PetroChina Co., Ltd., ADR (China)	1,126	145,941
Petroleo Brasileiro, S.A., ADR (Brazil)	7,670	207,167
Rosneft Oil Co., GDR (Russia)	6,664	47,219
Shougang Fushan Resources Group, Ltd. (Hong Kong)	170,000	69,914
Tambang Batubara Bukit Asam Tbk PT (Indonesia)	32,500	66,647
TMK OAO, GDR (Russia)	4,446	57,220
Yanzhou Coal Mining Co., Ltd., Class H (China)	26,000	64,358
Total Energy		1,815,415

	Shares	Value
Financials - 27.1%
ABSA Group, Ltd. (South Africa)	7,154	$128,259
African Bank Investments, Ltd. (South Africa)	15,201	65,630
Banco Bradesco, S.A., ADR (Brazil)	15,995	291,109
Banco Santander Brasil, S.A., ADR (Brazil)	14,493	131,886
Banco Santander Chile, ADR (Chile)	667	54,481
BanColombia, S.A., ADR (Colombia)	1,018	63,503
Bangkok Bank PCL (Thailand)	29,500	149,496
Bank Mandiri Tbk PT (Indonesia)	82,000	65,410
Bank Pekao S.A. (Poland)	3,001	138,947
BR Malls Participacoes, S.A. (Brazil)	14,556	158,121
China Construction Bank Corp. (China)	180,000	132,252
China Life Insurance Co., Ltd. (China)	29,000	74,977
Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	25,217	85,999
Haci Omer Sabanci Holding A.S. (Turkey)	32,310	110,178
Housing Development Finance Corp. (India)	9,035	127,109
Industrial & Commercial Bank of China, Ltd., Class H (China)	312,000	194,833
Itau Unibanco Holding, S.A., ADR (Brazil)	7,457	142,578
Kasikornbank PCL (Thailand)	38,700	156,292
Kasikornbank PCL, NVDR (Thailand)	3,300	13,157
KB Financial Group, Inc., ADR (South Korea)	1,812	70,759
Komercni Banka A.S. (Czech Republic)	834	159,571
Power Finance Corp., Ltd. (India)*	12,916	39,554
Sberbank of Russia (Russia)	70,890	194,468
Shinhan Financial Group Co., Ltd. (South Korea)	2,106	83,897
State Bank of India, GDR (India)	1,552	121,486
Turkiye Garanti Bankasi A.S. (Turkey)	34,191	119,962
Total Financials		3,073,914
Health Care - 1.5%
Aspen Pharmacare Holdings, Ltd. (South Africa)*	9,124	109,340
Mindray Medical International, Ltd., ADR (China)	2,307	62,981
Total Health Care		172,321
Industrials - 3.8%
Bidvest Group, Ltd. (South Africa)	4,543	89,835
CCR, S.A. (Brazil)	3,867	106,583
IRB Infrastructure Developers, Ltd. (India)*	11,320	37,943
Localiza Rent a Car, S.A. (Brazil)	8,999	135,075
Tata Motors, Ltd., Sponsored ADR (India)	3,166	63,478
Total Industrials		432,914

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 15.5%
Delta Electronics, Inc. (Taiwan)	15,700	$36,915
Hon Hai Precision Industry Co., Ltd. (Taiwan)	42,700	117,057
Infosys, Ltd., ADR (India)	3,033	177,703
Lenovo Group, Ltd. (China)	78,000	52,440
NHN Corp. (South Korea)*	1,360	283,724
Samsung Electronics Co., Ltd. (South Korea)	536	461,422
Synnex Technology International Corp. (Taiwan)	62,336	152,803
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	80,000	194,950
Tata Consultancy Services, Ltd. (India)	5,230	118,934
Unimicron Technology Corp. (Taiwan)	87,400	113,484
Wistron Corp. (Taiwan)	36,118	41,799
Total Information Technology		1,751,231
Materials - 11.0%
Anhui Conch Cement Co., Ltd. (China)	32,500	118,178
BHP Billiton PLC (United Kingdom)	4,422	139,531
Grupo Mexico, S.A.B. de C.V. (Mexico)	58,258	161,480
Huabao International Holdings, Ltd. (Hong Kong)	138,000	87,666
Israel Chemicals, Ltd. (Israel)	9,672	114,687
LG Chem, Ltd. (South Korea)	276	89,061
Magnitogorsk Iron & Steel Works, GDR (Russia)	8,279	50,906
Novolipetsk Steel OJSC, GDR (Russia)	4,969	134,518

	Shares	Value
Sterlite Industries India, Ltd., ADR (India)	11,201	$115,594
Vale S.A., Sponsored ADR (Brazil)	9,417	239,286
Total Materials		1,250,907
Telecommunication Services - 2.8%
America Movil, S.A.B de C.V., Series L, ADR (Mexico)	4,032	102,493
Mobile Telesystems OJSC, Sponsored ADR (Russia)	6,612	94,485
MTN Group, Ltd. (South Africa)	7,091	123,247
Total Telecommunication Services		320,225
Utilities - 2.3%
Federal Grid Co. Unified Energy System JSC (Russia)	4,821,651	40,984
GAIL India, Ltd. (India)*	16,196	139,867
Tractebel Energia, S.A. (Brazil)	4,618	73,943
Total Utilities		254,794
Total Common Stocks (cost $12,519,368)		11,081,384
Short-Term Investments - 1.8%[1]
Dreyfus Cash Management Fund, Institutional
Class Shares, 0.05% (cost $196,513)	196,513	196,513
Total Investments - 99.6% (cost $12,715,881)		11,277,897
Other Assets, less Liabilities - 0.4%		50,029
Net Assets - 100.0%		$11,327,926

The accompanying notes are an integral part of these financial statements.

Trilogy International Small Cap Fund

Investment Manager’s Comments

The Year In Review

For the eight month period ended October 31, 2011, the Trilogy International Small Cap Fund (Institutional Class shares) (the “Fund”) returned (16.70)%, underperforming the MSCI All Country (AC) World Index ex-U.S. Small Cap, which returned (13.23)%.

The Fund generated a poor absolute return as risky assets struggled and lagged its primary benchmark. Underperformance is most attributable to poor stock performance within the consumer discretionary and consumer staples sectors. Underperformance in Asia ex-Japan, specifically Australia, and continental Europe, specifically Germany and France, also hurt relative results. The Fund’s overweight position in the energy sector also detracted from performance. Conversely, Fund holdings in industrials and financials added the most relative value during the eight-month time period. From a geographical perspective, stock selection in the United Kingdom, Japan and Canada contributed positively to relative performance.

With respect to the Fund’s structure, trading activity during the eight-month period resulted in increased exposure to the financials, health care, information technology and consumer staples sectors with corresponding decreases to the energy, consumer discretionary and industrials sectors. From a regional perspective, exposure to Emerging Markets increased during the period while exposure to the United Kingdom and continental Europe decreased. Geographically, the Portfolio currently has exposures of 29% in continental Europe, 31% in Emerging Markets, 18% in the United Kingdom, 12% in Japan, 7% in Asia ex-Japan and 2% in Canada.

One notable result of recent equity market weakness is that equity valuations now look attractive by a number of measures. For example, the MSCI Emerging Market and World Indexes traded at projected forward earnings yields of 10.9% and 9.8%, respectively, at the end of the third quarter. With 10-year U.S. Government bonds yielding below 2%, equities look remarkably cheap relative to bonds.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2011 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Emerging International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in Trilogy International Small Cap Fund on March 1, 2011, to a $10,000 investment made in the MSCI AC World Index ex-U.S Small Cap for the same time period. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy International Small Cap Fund Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the aggregate total returns for the period indicated for the Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap for the same period.

	Aggregate Total Returns[1]
	Since Inception	Inception date
Trilogy International Small Cap Equity Fund [2,3,4,5]
Investor Class	(14.65)%	7/15/2011
Service Class	(16.70)%	3/1/2011
Institutional Class	(16.70)%	3/1/2011
MSCI All Country World Index ex-U.S. Small Cap [6,7]	(13.23)%	3/1/2011	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]         Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

[4]         A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[5]         The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]         The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses.

[7]          All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured nor bank guaranteed. May lose value.

18

Trilogy International Small Cap Fund Fund Snapshot October 31, 2011

Portfolio Breakdown

Industry	Trilogy International Small Cap Fund**	MSCI AC World Index ex-U.S. Small Cap
Industrials	20.6%	19.8%

Consumer Discretionary	15.3%	16.5%

Financials	13.7%	18.0%

Information Technology	12.4%	9.2%

Energy	11.2%	6.8%

Health Care	8.6%	5.0%

Consumer Staples	8.1%	6.5%

Materials	3.8%	14.7%

Utilities	1.7%	2.6%

Telecommunication Services	0.0%	0.9%

Other Assets and Liabilities	4.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Intrum Justitia AB*	4.4%

Ashtead Group PLC*	3.1

Electromagnetic GeoServices AS*	3.0

Credit Saison Co., Ltd.	2.6

Hikma Pharmaceuticals PLC	2.5

PureCircle, Ltd.	2.4

Wacker Neuson SE*	2.3

So-net Entertainment Corp.	2.3

Ithaca Energy, Inc.	2.2

First Pacific Co., Ltd.	2.2

Top Ten as a Group	27.0%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

Trilogy International Small Cap Fund

Fund Snapshot (continued)

Summary of Investments by Country

Country	Trilogy International Small Cap Fund*	MSCI AC World Index ex-U.S. Small Cap
Australia	3.3%	6.5%
Austria	0.0%	0.7%
Belgium	0.0%	1.1%
Bermuda	4.7%	2.7%
Brazil	9.9%	1.4%
Canada	2.3%	11.2%
Cayman Islands	0.0%	2.3%
Chile	0.0%	0.3%
China	4.4%	0.8%
Cyprus	0.0%	0.1%
Czech Republic	0.0%	0.1%
Denmark	0.0%	0.9%
Egypt	0.0%	0.1%
Finland	0.0%	1.0%
France	0.0%	2.7%
Germany	16.6%	3.6%
Gibraltar	0.0%	0.1%
Greece	0.0%	0.4%
Hong Kong	8.1%	0.9%
India	0.0%	2.1%
Indonesia	0.0%	0.9%
Ireland	0.0%	0.7%
Israel	0.0%	0.6%
Italy	1.4%	1.8%
Japan	11.7%	18.5%
Jersey, Channel Islands	0.0%	0.7%
Luxembourg	0.0%	0.3%

Country	Trilogy International Small Cap Fund*	MSCI AC World Index ex-U.S. Small Cap
Malaysia	0.0%	0.9%
Mexico	1.1%	0.5%
Netherlands	0.0%	1.4%
New Guinea	0.9%	0.0%
New Zealand	0.0%	0.4%
Norway	5.0%	1.2%
Philippines	0.0%	0.3%
Poland	0.0%	0.3%
Portugal	0.0%	0.2%
Russia	0.0%	0.2%
Singapore	0.0%	1.7%
South Africa	0.0%	1.9%
South Korea	0.9%	3.9%
Spain	0.0%	1.0%
Supranational & Other	0.0%	0.4%
Sweden	4.6%	2.3%
Switzerland	1.1%	3.1%
Taiwan	3.3%	4.3%
Thailand	1.4%	0.8%
Turkey	0.0%	0.5%
United Arab Emirates	2.3%	0.0%
United Kingdom	15.9%	12.2%
United States	1.1%	0.0%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2011

Trilogy International Small Cap Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
Common Stocks - 95.4%
Consumer Discretionary - 15.3%
Anta Sports Products, Ltd. (China)	137,000	$125,285
Cia Hering (Brazil)	8,311	186,130
Corp. GEO, S.A.B. de C.V., Series B (Mexico)*	91,976	126,918
Debenhams PLC (United Kingdom)	128,545	133,989
Dufry AG (Switzerland)*	1,113	119,144
Gafisa, S.A., ADR (Brazil)	13,182	98,074
MRV Engenharia e Participacoes, S.A. (Brazil)	20,410	144,559
New World Department Store China, Ltd. (Hong Kong)	239,000	159,640
Piaggio & C SpA (Italy)	46,200	153,547
SAF-Holland, S.A. (Germany)*	40,092	247,234
Stanley Electric Co., Ltd. (Japan)	11,292	165,231
Woongjin Coway Co., Ltd. (South Korea)	2,900	99,902
Total Consumer Discretionary		1,759,653

Consumer Staples - 8.1%
Asian Bamboo AG (Germany)	13,037	193,594
Asian Citrus Holdings, Ltd. (Hong Kong)	343,400	242,312
Britvic PLC (United Kingdom)	22,800	120,737
New Britain Palm Oil, Ltd. (New Guinea)	7,708	102,868
PureCircle, Ltd. (Bermuda)*	186,933	275,080
Total Consumer Staples		934,591
Energy - 11.2%
Electromagnetic GeoServices AS (Norway)*	140,024	342,950
Fred Olsen Energy ASA (Norway)	6,379	213,983
Ithaca Energy, Inc. (Canada)*	115,202	256,582
Lamprell PLC (Arab Emirates)	42,276	163,882
Polarcus, Ltd. (Arab Emirates)*	138,065	96,045
Premier Oil PLC (United Kingdom)*	36,832	216,829
Total Energy		1,290,271
Financials - 13.7%
Close Brothers Group PLC (United Kingdom)	20,334	231,089
Credit Saison Co., Ltd. (Japan)	15,400	300,514
First Pacific Co., Ltd. (Hong Kong)	246,000	256,284
GP Investments, Ltd., BDR (Brazil)*	55,997	151,339
International Personal Finance PLC (United Kingdom)	53,025	232,793
Lancashire Holdings, Ltd. (Bermuda)	21,916	251,612
Thanachart Capital PCL (Thailand)	194,300	154,640
Total Financials		1,578,271
Health Care - 8.6%
China Kanghui Holdings, Inc., ADR (China)*	6,501	101,871
Hikma Pharmaceuticals PLC (United Kingdom)	26,841	290,709
Mindray Medical International, Ltd., ADR (China)	4,100	111,930

	Shares	Value
Santen Pharmaceutical Co., Ltd. (Japan)	3,017	$112,575
Sawai Pharmaceutical Co., Ltd. (Japan)	2,387	223,283
WuXi PharmaTech Cayman, Inc., ADR (China)*	12,466	154,952
Total Health Care		995,320
Industrials - 20.6%
Ashtead Group PLC (United Kingdom)	141,523	352,166
Deutz AG (Germany)*	40,975	256,237
Hitachi Transport System, Ltd. (Japan)	13,667	237,809
Intrum Justitia AB (Sweden)	31,268	513,030
KUKA AG (Germany)*	12,200	232,130
Localiza Rent a Car, S.A. (Brazil)	5,459	81,940
Michael Page International PLC (United Kingdom)	28,700	184,755
Rational AG (Germany)	1,044	240,361
Wacker Neuson SE (Germany)	21,765	270,785
Total Industrials		2,369,213
Information Technology - 12.4%
Aixtron SE NA (Germany)	6,179	87,489
Digital China Holdings, Ltd. (Hong Kong)	104,000	162,520
RIB Software AG (Germany)	24,300	150,724
Simplo Technology Co., Ltd. (Taiwan)	22,990	135,277
So-net Entertainment Corp. (Japan)	66	261,606
Synnex Technology International Corp. (Taiwan)	92,918	227,768
Totvs, S.A. (Brazil)	14,670	244,379
Wirecard AG (Germany)	10,200	162,240
Total Information Technology		1,432,003
Materials - 3.8%
Aquarius Platinum, Ltd. (Australia)	54,974	163,812
Huabao International Holdings, Ltd. (Hong Kong)	122,000	77,501
Medusa Mining, Ltd. (Australia)	28,600	201,046
Total Materials		442,359
Utilities - 1.7%
AES Tiete, S.A. (Brazil)	15,681	196,099
Total Common Stocks (cost $13,106,234)		10,997,780
Short-Term Investments - 1.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05% (cost $121,858)	121,858	121,858
Total Investments - 96.4% (cost $13,228,092)		11,119,638
Other Assets, less Liabilities - 3.6%		409,996
Net Assets - 100.0%		$11,529,634

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Trilogy Global Equity Fund	$37,105,638	$883,234	($3,277,747)	($2,394,513)
Trilogy Emerging Markets Equity Fund	12,722,400	268,647	(1,713,150)	(1,444,503)
Trilogy International Small Cap Fund	13,228,891	387,235	(2,496,488)	(2,109,253)

*	Non-income-producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2011, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Trilogy Global Equity Fund	$300,983	0.9%

[1]	Yield shown for each investment company represents the October 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2011: (See Note 1(a) in the Notes to Financial Statements)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Global Equity Fund
Investments in Securities
Common Stocks
Financials	$2,713,987	$3,915,439	—	$6,629,426
Information Technology	4,313,166	1,120,130	—	5,433,296
Industrials	1,649,433	3,344,126	—	4,993,559
Consumer Discretionary	2,442,176	2,532,201	—	4,974,377
Energy	2,774,662	1,378,568	—	4,153,230
Consumer Staples	939,256	1,804,550	—	2,743,806
Health Care	1,561,016	993,110	—	2,554,126
Materials	482,442	1,050,285	—	1,532,727
Telecommunication Services	—	601,805	—	601,805
Utilities	559,985	—	—	559,985
Exchange Traded Notes	341,735	—	—	341,735
Short-Term Investments	193,053	—	—	193,053

Total Investments	$17,970,911	$16,740,214	—	$34,711,125

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Emerging Markets Equity Fund
Investments in Securities
Common Stocks
Financials	$998,436	$2,075,478	—	$3,073,914
Energy	776,078	1,039,337	—	1,815,415
Information Technology	177,703	1,573,528	—	1,751,231
Consumer Discretionary	338,875	1,144,829	—	1,483,704
Materials	516,360	734,547	—	1,250,907
Consumer Staples	190,962	334,997	—	525,959
Industrials	305,136	127,778	—	432,914
Telecommunication Services	196,978	123,247	—	320,225
Utilities	114,927	139,867	—	254,794
Health Care	62,981	109,340	—	172,321
Short-Term Investments	196,513	—	—	196,513

Total Investments	$3,874,949	$7,402,948	—	$11,277,897

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy International Small Cap Fund
Investments in Securities
Common Stocks
Industrials	$81,940	$2,287,273	—	$2,369,213
Consumer Discretionary	555,681	1,203,972	—	1,759,653
Financials	151,339	1,426,932	—	1,578,271
Information Technology	244,379	1,187,624	—	1,432,003
Energy	256,582	1,033,689	—	1,290,271
Health Care	368,753	626,567	—	995,320
Consumer Staples	102,868	831,723	—	934,591
Materials	—	442,359	—	442,359
Utilities	196,099	—	—	196,099
Short-Term Investments	121,858	—	—	121,858

Total Investments	$2,079,499	$9,040,139	—	$11,119,638

As of October 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

BDR:	Brazilian Depositary Receipt
ETN:	Exchange Traded Notes

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2011

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
Assets:
Investments at value*	$34,711,125	$11,277,897	$11,119,638
Foreign currency**	40,849	97,463	71,620
Receivable for investments sold	88,886	3,423	616,311
Dividends and other receivables	58,398	13,992	26,492
Receivable for Fund shares sold	29,316	—	—
Receivable from affiliate	391	7,024	11,357
Prepaid expenses	2,071	2,200	13,603
Total assets	34,931,036	11,401,999	11,859,021
Liabilities:
Payable for investments purchased	88,349	—	278,807
Payable for Fund shares repurchased	34,838	—	—
Accrued expenses:
Investment management and advisory fees	12,623	6,339	9,258
Shareholder servicing fees - Service class	12,123	—	6
Distribution fees - Investor class	—	—	6
Professional fees	24,674	38,581	24,433
Custodian fees and expenses	21,143	22,646	12,354
Trustees fees and expenses	53	191	48
Other	10,004	6,316	4,475
Total liabilities	203,807	74,073	329,387
Net Assets	$34,727,229	$11,327,926	$11,529,634
Net Assets Represent:
Paid-in capital	$37,693,213	$12,807,674	$13,839,782
Undistributed net investment income	90,585	34,281	37,384
Accumulated net realized loss from investments and foreign currency transactions	(702,487)	(73,762)	(238,070)
Net unrealized depreciation of investments and foreign currency translations	(2,354,082)	(1,440,267)	(2,109,462)
Net Assets	$34,727,229	$11,327,926	$11,529,634
Investor Class Shares:
Net Assets	N/A	N/A	$8,532
Shares outstanding	N/A	N/A	1,024
Net asset value, offering and redemption price per share	N/A	N/A	$8.33
Service Class Shares:
Net Assets	$23,215,439	$44,165	$78,264
Shares outstanding	2,574,088	5,123	9,400
Net asset value, offering and redemption price per share	$9.02	$8.62	$8.33
Institutional Class Shares:
Net Assets	$11,511,790	$11,283,761	$11,442,838
Shares outstanding	1,275,213	1,308,804	1,373,655
Net asset value, offering and redemption price per share	$9.03	$8.62	$8.33
* Investments at cost	$37,065,193	$12,715,881	$13,228,092
** Foreign currency at cost	$41,960	$99,781	$72,697

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal period ended October 31, 2011

	Trilogy Global Equity Fund*	Trilogy Emerging Markets Equity Fund*	Trilogy International Small Cap Fund*
Investment Income:
Dividend income	$308,198	$197,130	$234,474
Foreign withholding tax	(15,724)	(15,925)	(25,499)
Total investment income	292,474	181,205	208,975
Expenses:
Investment management and advisory fees	69,520	47,518	84,680
Distribution fees - Investor class	—	—	6
Custodian	38,982	50,255	31,363
Registration fees	34,499	34,423	35,398
Professional fees	28,581	44,049	28,217
Transfer agent	23,202	1,305	1,343
Reports to shareholders	8,117	6,739	5,884
Trustees fees and expenses	1,113	602	601
Miscellaneous	5,233	2,289	2,524
Total expenses before offsets	209,247	187,180	190,016
Expense reimbursements	(39,109)	(112,381)	(96,756)
Expense reductions	(287)	(547)	(160)
Net expenses	169,851	74,252	93,100
Net investment income	122,623	106,953	115,875
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(702,487)	(73,762)	(227,649)
Net realized loss on foreign currency transactions	(32,038)	(72,672)	(88,912)
Net change in unrealized depreciation of investments	(2,354,068)	(1,437,984)	(2,108,454)
Net change in unrealized depreciation on foreign currency translations	(14)	(2,283)	(1,008)
Net realized and unrealized loss	(3,088,607)	(1,586,701)	(2,426,023)
Net decrease in net assets resulting from operations	($2,965,984)	($1,479,748)	($2,310,148)

*	Fund commenced operations on March 1, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal period ended October 31,

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
	2011*	2011*	2011*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$122,623	$106,953	$115,875
Net realized loss on investments and foreign currency transactions	(734,525)	(146,434)	(316,561)
Net change in unrealized depreciation of investments and foreign currency translations	(2,354,082)	(1,440,267)	(2,109,462)
Net decrease in net assets resulting from operations	(2,965,984)	(1,479,748)	(2,310,148)
From Capital Share Transactions:
Investor Class:**
Proceeds from sale of shares	N/A	N/A	10,000
Net increase from Investor Class share transactions	N/A	N/A	10,000
Service Class:
Proceeds from sale of shares	26,079,258	50,035	88,927
Cost of shares repurchased	(1,123,735)	(50)	(50)
Net increase from Service Class share transactions	24,955,523	49,985	88,877
Institutional Class:
Proceeds from sale of shares	12,737,690	12,757,689	13,740,905
Net increase from Institutional Class share transactions	12,737,690	12,757,689	13,740,905
Net increase from capital share transactions	37,693,213	12,807,674	13,839,782
Total increase in net assets	34,727,229	11,327,926	11,529,634
Net Assets:
Beginning of period	—	—	—
End of period	$34,727,229	$11,327,926	$11,529,634
End of period undistributed net investment income	$90,585	$34,281	$37,384

Share Transactions:
Investor Class:**
Sale of shares	N/A	N/A	1,024
Net increase in shares	N/A	N/A	1,024
Service Class:
Sale of shares	2,699,454	5,128	9,405
Shares repurchased	(125,366)	(5)	(5)
Net increase in shares	2,574,088	5,123	9,400
Institutional Class:
Sale of shares	1,275,213	1,308,804	1,373,655
Net increase in shares	1,275,213	1,308,804	1,373,655

*	Fund commenced operations on March 1, 2011.
**	Investor Class shares commenced operations on July 18, 2011.

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout the fiscal period

Service Class*	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	0.02 [3]
Net realized and unrealized loss on investments	(1.00)[3]
Total from investment operations	(0.98)
Net Asset Value, End of Period	$9.02
Total Return[1]	(9.80)%[4]
Ratio of net expenses to average net assets	1.21%[5]
Ratio of net investment income to average net assets[1]	0.29%[5]
Portfolio turnover	40%[4]
Net assets at end of period (000’s omitted)	$23,215

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.46%[5]
Ratio of net investment income (loss) to average net assets	0.04%[5]

Institutional Class*	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.08 [3]
Net realized and unrealized loss on investments	(1.05)[3]
Total from investment operations	(0.97)
Net Asset Value, End of Period	$9.03
Total Return[1]	(9.70)%[4]
Ratio of net expenses to average net assets	1.00%[5]
Ratio of net investment income to average net assets[1]	1.26%[5]
Portfolio turnover	40%[4]
Net assets at end of period (000’s omitted)	$11,512

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.25%[5]
Ratio of net investment income to average net assets	1.01%[5]

Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout the fiscal period

Service Class*	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.09 [3]
Net realized and unrealized loss on investments	(1.47)[3]
Total from investment operations	(1.38)
Net Asset Value, End of Period	$8.62
Total Return[1]	(13.80)%[4]
Ratio of net expenses to average net assets	1.09%[5]
Ratio of net investment income to average net assets[1]	1.50%[5]
Portfolio turnover	20%[4]
Net assets at end of period (000’s omitted)	$44

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.76%[5]
Ratio of net investment loss to average net assets	(0.17)%[5]

Institutional Class*	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.10 [3]
Net realized and unrealized loss on investments	(1.48)[3]
Total from investment operations	(1.38)
Net Asset Value, End of Period	$8.62
Total Return[1]	(13.80)%[4]
Ratio of net expenses to average net assets	1.09%[5]
Ratio of net investment income to average net assets[1]	1.58%[5]
Portfolio turnover	20%[4]
Net assets at end of period (000’s omitted)	$11,284

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.76%[5]
Ratio of net investment loss to average net assets	(0.09)%[5]

Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout the fiscal period

Investor Class**	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$9.76
Income from Investment Operations:
Net investment income	0.00 [3,6]
Net realized and unrealized loss on investments	(1.43)[3]
Total from investment operations	(1.43)
Net Asset Value, End of Period	$8.33
Total Return[1]	(14.65)%[4]
Ratio of net expenses to average net assets	1.35%[5]
Ratio of net investment income to average net assets[1]	0.74%[5]
Portfolio turnover	52%[4]
Net assets at end of period (000’s omitted)	$9

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.58%[5]
Ratio of net investment loss to average net assets	(0.49)%[5]

Service Class*	For the fiscal period ended October 31, 2011
Service Class Shares:
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.03 [3]
Net realized and unrealized loss on investments	(1.70)[3]
Total from investment operations	(1.67)
Net Asset Value, End of Period	$8.33
Total Return[1]	(16.70)%[4]
Ratio of net expenses to average net assets	1.14%[5]
Ratio of net investment income to average net assets[1]	0.57%[5]
Portfolio turnover	52%[4]
Net assets at end of period (000’s omitted)	$78

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.33%[5]
Ratio of net investment loss to average net assets	(0.62)%[5]

Trilogy International Small Cap Fund Financial Highlights For a share outstanding throughout the fiscal period

Institutional Class*	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.09 [3]
Net realized and unrealized loss on investments	(1.76)[3]
Total from investment operations	(1.67)
Net Asset Value, End of Period	$8.33
Total Return[1]	(16.70)%[4]
Ratio of net expenses to average net assets	1.10%[5]
Ratio of net investment income to average net assets[1]	1.37%[5]
Portfolio turnover	52%[4]
Net assets at end of period (000’s omitted)	$11,443

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.24%[5]
Ratio of net investment income to average net assets	0.23%[5]

*	Commenced operations on March 1, 2011.
**	Commenced operations on July 18, 2011.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Not Annualized.
[5]	Annualized.
[6]	Rounds to less than $0.01.

30

Notes to Financial Statements

October 31, 2011

1.	Summary of Significant Accounting Policies

The Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Trilogy Global Equity Fund (“Global Equity”), Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) and Trilogy International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.”

The Funds commenced operations on March 1, 2011. The Global Equity and Emerging Markets Equity Funds offer two classes of shares: Service Class and Institutional Class. Effective July 18, 2011, the International Small Cap Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Emerging Markets Equity and International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Funds’ expenses. For the fiscal period ended October 31, 2011, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Global Equity - $263 or 0.00%, Emerging Markets Equity - $538 or 0.01%, and International Small Cap - $148 or 0.00%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal period ended October 31, 2011, the custodian expense was not reduced for any of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal period ended October 31, 2011, the overdraft fees and the impact on the expense ratios, if any, were: Global Equity - $0 or 0.00%, Emerging Markets Equity - $28 or 0.00%, and International Small Cap - $0 or 0.00%.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal period ended October 31, 2011, the transfer agent expense was reduced as follows: Global Equity - $24 or 0.00%, Emerging Markets Equity - $9 or 0.00%, and International Small Cap - $12 or 0.00%.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Global Equity	Emerging Markets Equity	International Small Cap Equity
Capital loss carryforward	$662,042	$67,243	$238,070
Undistributed ordinary income	90,585	34,267	38,183
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—
Post-October loss deferral	—	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the tax year ended October 31, 2011, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, in subsequent years.

Fund	Capital Short-Term Loss Carryover Amount	Capital Long-Term Loss Carryover Amount
Global Equity	$662,042	—
Emerging Markets Equity	$67,243	—
International Small Cap Equity	$238,070	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities Risk

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment management agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal period ended October 31, 2011, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Global Equity – 0.45%; Emerging Markets Equity – 0.70%; and International Small Cap – 1.00%.

Notes to Financial Statements (continued)

Managers has contractually agreed, until at least May 1, 2012, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) of Global Equity, Emerging Markets Equity and International Small Cap to 1.00%, 1.10% and 1.10%, respectively, of each Fund’s average daily net assets.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the fiscal period ended October 31, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	Global Equity	Emerging Markets Equity	International Small Cap
Reimbursement Available - 10/31/11	$39,109	$112,381	$96,756

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc., (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchases through brokers, dealers, or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

International Small Cap Equity has adopted a distribution and service plan (the “plan”) with respect to the Investor Class shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by its clients of such broker, dealer or financial intermediary.

In addition, shareholders of the Service Class Shares and Institutional Class Shares may bear shareholder servicing fees of up to 0.25% and 0.05%, respectively, for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal period ended October 31, 2011 the Funds did not borrow or lend to other Funds in the Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal period ended October 31, 2011, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Global Equity	$46,575,723	$9,001,096
Emerging Markets Equity	14,651,139	2,058,061
International Small Cap	19,823,250	6,489,368

The Funds had no purchases or sales of U.S. Government obligations during the fiscal period ended October 31, 2011.

4.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

Notes to Financial Statements (continued)

5.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

6.	Subsequent Events

Effective November 1, 2011, Managers Investment Group LLC has contractually agreed, until at least March 1, 2013, to limit the annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) of the Emerging Markets Equity Fund to 1.05% of average daily net assets of the Fund.

The Funds have determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended October 31, 2011:

Global Equity

•	The total amount of taxes paid and income sourced from foreign countries was $15,724 and $212,101, respectively.

Emerging Markets Equity

•	The total amount of taxes paid and income sourced from foreign countries was $15,925 and $179,583, respectively.

International Small Cap Equity

•	The total amount of taxes paid and income sourced from foreign countries was $25,488 and $208,757, respectively.

Pursuant to section 852 of the Internal Revenue Code, Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund hereby designate as a capital gain distribution with respect to the taxable period ended October 31, 2011 $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund for the period March 1, 2011 (commencement of operations) to October 31, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets for the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2011

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate Willkie Farr & Gallagher LLP (2006-2007).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Trilogy Global Advisors, LP

1114 Avenue of the Americas, 28th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSES SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

                ALTERNATIVE  FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

                       INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Trilogy Global Equity Fund	17,000	—
Trilogy Emerging Markets Fund	17,000	—
Trilogy International Small Cap Equity Fund	17,000	—

All Funds in the Managers Complex Audited by PwC	994,830	994,910

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Trilogy Global Equity Fund	5,500	—
Trilogy Emerging Markets Fund	5,500	—
Trilogy International Small Cap Equity Fund	5,500	—

All Funds in the Managers Complex Audited by PwC	291,770	289,800

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date: January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date: January 9, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: January 9, 2012